SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                                    Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CORNICHE GROUP INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:
                _____________________________________________________________
        (2)     Aggregate number of securities to which transaction applies:
                _____________________________________________________________
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on
                which   the  filing  fee  is  calculated  and  state  how it was
                determined):
                _____________________________________________________________
       (4)      Proposed maximum aggregate value of transaction:
                _____________________________________________________________
       (5)      Total fee paid:
                _____________________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                  ____________________________________________________________
         (2)      Form, Schedule or Registration Statement No.:
                  ____________________________________________________________
         (3)      Filing Party:
                  ____________________________________________________________
         (4)      Date Filed:
                  ____________________________________________________________

                           CORNICHE GROUP INCORPORATED
              272 RTE 206, BLDG B #1.1, FLANDERS, NEW JERSEY 07836

                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                                 May 18, 1998

To the Stockholders of CORNICHE GROUP INCORPORATED:

      The Annual Meeting of Stockholders of Corniche Group Incorporated will be held at the Hyatt Regency Hotel, located at 1800 East Putnam Avenue, Old Greenwich, CT 06870 on Monday, May 18, 1998, at 10:00 a.m. (local time) for the purpose of considering and acting upon the following matters:

     1. Election of five directors;

     2. Approval of the proposed reduction of the par value of the Corporation's Common Stock from $.10 to $.001 per share;

     3. Approval of a transaction whereby (a) a new series of Series B Convertible Redeemable Preferred Stock, $.01 par value per share, will be created, (b) 825,000 shares of Series B Convertible Redeemable Preferred Stock will be issued to certain individuals, including 710,000 shares to Joel San Antonio, and (c) Mr. San Antonio will obtain control of the Corporation, with the present intent to cause it to enter certain segments of the insurance business;

     4. Approval of the 1998 Corniche Employees Stock Option Plan;

     5. Approval of the Corniche Independent Directors Compensation Plan; and

     6. Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 17, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponements thereof.

     Your proxy vote is important. Whether or not you expect to attend the meeting in person, you are urged to mark, sign, date and return the enclosed proxy in the enclosed prepaid envelope.

     Your attention is directed to the Proxy Statement which is set forth on the following pages. By order of the Board of Directors,

                                                             James J. Fyfe

April 23, 1998                                            Vice President

                           CORNICHE GROUP INCORPORATED
             272 ROUTE 206, BLDG B #1.1, FLANDERS, NEW JERSEY 07836

                                 PROXY STATEMENT


                              SOLICITATION OF PROXY

          The enclosed proxy is being mailed and solicited on or about the 23rd day of April 1998, by and on behalf of the Board of Directors of Corniche Group Incorporated (the "Corporation"), whose principal executive office is at 272 Route 206, Bldg. B #1.1, Flanders, New Jersey 07836, for use in connection with the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on Monday, May 18, 1998 at the Hyatt Regency Hotel, located at 1800 East Putnam Avenue, Old Greenwich, CT 06870 and at any adjournments or postponements thereof. The matters to be considered and acted upon at such meeting are referred to in the preceding Notice and are more fully discussed below. All shares represented by proxies which are returned properly signed will be voted as specified on the proxy card. If choices are not specified on the proxy card, the shares will be voted in favor of (1) the Board's nominees for director named herein, (2) the amendment to reduce the par value of the Common Stock, (3) the "Transaction" described below, including issuance of 825,000 shares of Series B Convertible Redeemable Preferred Stock, (4) approval of the 1998 Corniche Employees Stock Option Plan, and (5) approval of the Corniche Independent Directors Compensation Plan. The By-Laws of the Corporation require that the holders of a majority of the total number of shares entitled to vote at the meeting be represented in person or by proxy in order for the business of the meeting to be transacted with respect to such matters.


     The cost of this solicitation will be paid by the Corporation. In addition to soliciting proxies by mail, the Corporation may make requests for proxies by telephone, telegraph or messenger, or by personal solicitation by officers, directors or employees of the Corporation at nominal cost to the Corporation or by any one or more of the foregoing means. The Corporation will reimburse brokers, dealers, banks and others authorized by the Corporation for their reasonable expenses in forwarding proxy solicitation material to the beneficial owner of shares.

                               REVOCATION OF PROXY

     A proxy may be revoked by a stockholder by giving written notice of revocation to James Fyfe at the office of the Corporation, by filing a later dated proxy with James Fyfe at the office of the Corporation at any time prior to the exercise of such proxy, or by voting in person at the meeting.

                                STOCK OUTSTANDING

     On April 17, 1998 ("Record Date"), there were 6,105,271 shares of Common Stock, par value, $.10 per share, outstanding and entitled to vote at the Annual Meeting. Holders of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters properly coming before the meeting. On the Record Date, there were 1,196 holders of record of Common Stock. Holders of shares of the Corporation's Series A $0.07 Convertible Preferred Stock, par value $.01 per share, are not entitled to vote on any of the matters described in this Proxy Statement.

                   HISTORY AND 1996 UK RECEIVERSHIP PROCEEDING

     From its inception through March 1995, the Corporation was engaged in the development, design, assembly, marketing and sale of medical imaging products through a wholly-owned subsidiary, Fidelity Medical, Inc., a New Jersey corporation ("FMI"). On March 2, 1995 the Corporation acquired Corniche Distribution Ltd. ("CDL"), a United Kingdom ("UK") corporation established in 1992. At such time, CDL was a holding company for two operating subsidiaries, Chessbourne International Ltd. ("Chessbourne"), a distributor/supplier of stationery products and office furniture and The Stationery Company Limited ("TSCL"), a stationery retailer. The acquisition of CDL resulted in the former stockholders of CDL, Brian J. Baylis and Susan A.M. Crisp, owning a majority of the outstanding common shares of the Corporation after the acquisition and was treated as a recapitalization of CDL with CDL being treated as the acquirer. Effective March 25, 1995, the Corporation sold its wholly-owned medical imaging products subsidiary.

     Following the sale of FMI, the Corporation's business operations consisted of the retail stationery operations and brand marketing and stationery wholesale operations of TSCL and Chessbourne respectively. These operations were funded in large part from loans made by the Bank of Scotland to each of CDL, TSCL and Chessbourne over a period of several years. In accordance with customary UK practice, the Bank of Scotland, when making such loans, obtained security for these loans. The Corporation experienced large operating losses and net cash outflows from operating activities during fiscal 1996 resulting in severe liquidity problems.

     Receivership Proceedings

     As a result of the Corporation's inability to overcome its liquidity problems and reverse the trend of recurring and significant operating losses, the Bank of Scotland appointed receivers to Chessbourne and TSCL on February 7, 1996 and to CDL on February 28, 1996. The receiverships resulted in the discontinuation of all of the Corporation's business operations. Since such time, the Corporation has been inactive.

     In connection with the receiverships, Brian J. Baylis and Susan A.M. Crisp, the Corporation's then chief executive officer and chief financial officer, who together owned approximately 45% of the Corporation's outstanding common stock, entered into pledge agreements (the "Pledge Agreements") dated February 19, 1996 and February 21, 1996, respectively, whereby they pledged their common shares of the Corporation to the Bank of Scotland as collateral against the shortfall which was to be realized by the Bank of Scotland in the receivership proceedings. Pursuant to Pledge Agreements, Mr. Baylis and Ms. Crisp pledged 877,800 shares and 219,450 shares, respectively, of the Corporation's common stock to the Bank of Scotland. The shares were pledged to collateralize the February 19, 1996 personal guarantees of Mr. Baylis and Ms. Crisp to the Bank of Scotland with respect to certain liabilities of CDL, TSCL and Chessbourne to the Bank of Scotland. Of the pledged shares, 1,042,250 shares were subsequently sold by the Bank of Scotland to twelve unrelated persons. The remaining 55,000 shares were retained by the Bank of Scotland and it is the Corporation's understanding that the Bank of Scotland continues to hold these shares.

     For a discussion of the Corporation's 1997 equity financing see Note 7 of the Notes to the Corporation's unaudited financial statements included in the Corporation's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997 which is incorporated by reference herein.

                          INTERESTS OF CERTAIN PERSONS
                           IN MATTERS TO BE ACTED UPON

     Proposal 3

     If Proposal 3 is approved, Messrs. Joel San Antonio, Robert H. Hutchins, Ronald Glime, and Glen Aber, each of whom is a nominee for election as director, would be permitted to subscribe for 710,000 shares, 15,000 shares, 25,000 shares and 15,000 shares, respectively, of the Series B Convertible Redeemable Preferred Stock of the Corporation ("Series B Convertible Redeemable Preferred Stock"), at a price of $0.10 per share. See "Proposal 3."

     Pursuant to the terms of the Stock Purchase Agreement relating to the Transaction that is the subject of Proposal 3, the initial purchasers of Series B Convertible Redeemable Preferred Stock, which would represent greater than a majority of the voting stock of the Corporation, would be required, through June 30, 2000, to vote for Mr. Fyfe or his nominee to serve as a director of the Corporation. In addition, Mr. Fyfe would be granted 10,000 shares of Series B Convertible Redeemable Preferred Stock if Proposal 3 is approved. See "Proposal 3."

     Proposal 4

     Officers and employees of the Corporation may be granted stock options under the 1998 Employee Incentive Stock Option Plan if stockholders approve Proposal 4. See "Proposal 4."

     Proposal 5

     If the Independent Directors Compensation Plan that is the subject of Proposal 5 is approved by stockholders, independent directors of the Corporation would receive $2,500 and 500 shares of the Corporation's Common Stock each calendar quarter. Messrs. Fyfe, Glime and Aber, each of whom is a nominee for election as director but not intended to be an officer or employee of the Corporation, would be eligible to participate in the Independent Directors Compensation Plan.

                               DISSENTERS' RIGHTS

     Stockholders do not have dissenters' rights with respect to any Proposal.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The size of the Board Directors has been fixed at five members. Five directors have been nominated by the Board for election at the forthcoming Annual Meeting, to hold office until the next annual meeting and until their successors are elected and qualified. Shares represented by proxies which are returned properly signed will be voted for the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. Should a nominee become unable to serve as a director (which is not anticipated), the proxy will be voted for the election of a substitute nominee who shall be designated by the Board. Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. Shares underlying broker non-votes and abstentions will not be counted as having been voted in person or by proxy and accordingly will have no effect on the election of directors.

     The Board will consider stockholder recommendations regarding candidates for director submitted in writing to the Chairman of the Board of the Corporation, in accordance with Delaware law and sufficiently in advance of an annual meeting for action to be brought before stockholders.

     The following directors of the Corporation have resigned since the 1995 annual meeting of stockholders at the dates indicated, each for personal reasons: Brian J. Baylis (March 1996), Susan A.M. Crisp (March 1996) and George Lombardi (January 1996). In September 1996 Matthew Pazaryna ceased all his activities relating to his engagement as a director. Efforts to contact him were unsuccessful and although no formal resignation was received, he was deemed to have resigned effective September 1996. Mr. James Fyfe's term as director expires at the Annual Meeting.

     Information as to Nominees for Election as Director

     Information with respect to each nominee including the principal occupation of each for the past five years, positions and offices held with the Corporation, membership on other boards of directors and age is set forth below. There are no family relationships among any of the Corporation's directors and officers. However, as to the nominees for election as director, Mr. Aber is Mr. San Antonio's brother-in-law. For information with respect to beneficial ownership of the Corporation's Common Stock, see "Voting Securities of Certain Beneficial Owners and Management."

James Fyfe, 43
Director since May 1995

     Mr. Fyfe became a director and Vice President and Chief Operating Officer of the Corporation in May 1995. From January 1991 to May 1995, he was an independent business consultant. During the period from May 1995 through February 1996 he was an employee of the Corporation's U.K holding company, CDL. In March 1996, he resumed his activities as an independent business consultant. From May 1996 through August 1997 he was an outside director of Medical Laser Technologies, Inc.

     Pursuant to the terms of the Stock Purchase Agreement relating to the Transaction and the issuance of the Series B Convertible Redeemable Preferred
Stock, the Initial Purchasers of the Series B Convertible Redeemable Preferred Stock will be required to continue to nominate Mr. Fyfe or his nominee to serve as director through June 30, 2000, the date when the right to redeem the Series B Convertible Redeemable Preferred Stock will expire. See "Proposal 3."

Joel San Antonio, 45

     Mr. San Antonio founded Warrantech Corporation (Nasdaq Symbol: WTEC) in 1983. Warrantech is a business services company with a core business in the administration of warranties and extended warranties. He was a Director, Chief Executive Officer and President of Warrantech Corporation from incorporation through February 1988. Since February 1988, Mr. San Antonio has been a Director, Chief Executive Officer and Chairman of the Board of Directors of Warrantech. On February 2, 1998, Mr. San Antonio resumed responsibilities as President of Warrantech. Since October 27, 1989, he has also been Chairman and Chief Executive Officer of Warrantech's principal operating subsidiaries. If Mr. San Antonio is elected as a director and the Transaction is approved, Mr. San Antonio would serve as Chairman of the Board of the Corporation.

Robert H. Hutchins, 69

     Mr. Hutchins began his insurance career with the Great American Indemnity Insurance Co. in 1951. He joined the American Casualty Insurance Co. in 1958. American Casualty Insurance Co. was bought by Continental Casualty Insurance Co. in 1964, and is now known as CNA Insurance. At CNA he served as Branch Manager, Regional Vice President, Vice President of Field Operations and ultimately Senior Vice President of the Liability, Property and Surety Division. Since 1975, he has served in executive positions with INA, Gulf Insurance, and American Hardware Mutual Insurance Co. He was a consultant to the Warranty Division of AIG for 18 months and for the past 2-1/2 years has been employed by Warrantech Automotive, Inc. as National Claims Manager. If Mr. Hutchins is elected as a director and the Transaction is approved, Mr. Hutchins would serve as President of the Corporation.

Ronald Glime, 53

     Mr. Glime is currently President of Warrantech Automotive, Inc., a position he has held since October 1992.

Glen Aber, 49

     Mr. Aber was president of his own company, GFA Industries, Inc. ("GFA"), a corporation engaged in the design, merchandising and sale of imported fabrics to manufacturers of children's, ladies' and men's clothing until July 1997 when GFA ceased operations. Since July 1997 Mr.

Aber has been managing his personal investment portfolio. Mr. Aber is Mr. San Antonio's brother-in-law.


     In November 1997, after GFA ceased operations, certain creditors of GFA, whose claims against GFA were disputed, filed an involuntary bankruptcy petition in federal bankruptcy court against GFA. In March 1998, such creditors consented to an order dismissing the petition pursuant to an agreement they reached with GFA, for settlement amounts that were less than those initially claimed.


Section 16 Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and 10% stockholders to file with the Securities and Exchange Commission ("SEC") certain reports regarding such persons' ownership of the Corporation's securities. Mr. Baylis and Ms. Crisp were required to file reports on Form 4 in connection with the reduction of their respective ownership interests in the Corporation resulting from the sale of shares pledged by them following a default in the obligations of the Corporation's former U.K. subsidiaries to the Bank of Scotland in 1996. Mr. Baylis and Ms. Crisp, each of whom resides in the U.K., were not fully aware of their obligations to file a Form 4 following the sale of pledged shares but have been notified regarding such obligations. Bruce Paul became a 10% stockholder in May 1997. By June 1997, his ownership interest was below 10% due to additional stock issuances by the Corporation. To the Corporation's knowledge, Mr. Paul did not file a Form 3 upon becoming a 10% stockholder. The Corporation is not aware of any other late filings of reports under Section 16 this past year.

The Board of Directors

     There were no formal meetings of the Board in the Corporation's fiscal year ended March 31, 1997 and as the board has consisted of a single director since September, 1996, there have been no formal meetings of the Board in its current fiscal year ending March 31, 1998. There have also been no committees of the Board in fiscal 1997 and 1998.

Committees of the Board of Directors

     Currently, the Board does not have an audit committee nor a compensation or nominating committee. The functions that would be performed by such committees are performed by the Board as a whole. If the proposed Transaction is approved (see "Proposal 3"), an audit committee of the Board would be formed and would consist of Messrs. Fyfe and Aber. The audit committee's functions will include periodic consultation with the Corporation's financial personnel and independent public accountants on matters relating to appropriate record-keeping, classifications and other internal financial controls and procedures.

Voting Securities of Certain Beneficial Owners and Management

     The following table sets forth, as of January 1, 1998,  information and pro
forma  information  assuming  completion  of  the  Transaction   concerning  the
beneficial  ownership  of

Common Stock (i) by each person which is known by the Corporation to own beneficially more than 5% of its outstanding Common Stock (or who will own more than 5% of its Common Stock following consummation of the Transaction), (ii) by each director and nominee, (iii) by each of the current executive officers named in the compensation table and (iv) by all directors and executive officers as a group.


                                              Current                      After Transaction
                                              Amount and
                                              Nature of
Name and Address of                           Beneficial         Percentage     Pro Forma      Pro Forma
Beneficial Owner                              Ownership          of Class       Amount(1)      Percentage(1)

James Fyfe(2)............................      3,000(3)           (4)            103,000            0.7
Joel San Antonio.........................         -0-             -0-          7,100,000           49.5%
Robert Hutchins..........................         -0-             -0-            150,000            1.0%
Ronald Glime.............................     50,000              0.8%           300,000            2.1%
Glen Aber................................         -0-             -0-            150,000            1.0%
Bruce H. Paul(5).........................    400,000              6.6%           400,000            2.8%
All directors, nominees and executive
 officers as a group (5 persons).......       53,000              0.9%         7,803,000           54.4%



(1) In the Transaction, shares of Class B Preferred Stock are issuable, which shares are convertible into shares of Common Stock on a one-for-ten basis if certain conditions are met. See "Proposal 3." The foregoing pro forma information assumes the consummation of the Transaction and the conversion of all shares of Series B Convertible Redeemable Preferred Stock into shares of Common Stock.

(2)  Mr. Fyfe's address is c/o the Corporation.

(3)  Represents exercisable options.

(4)  Less than 0.1%.

(5) Mr. Paul's address is 1 Hampton Road, Purchase, NY, to the best knowledge of the Corporation.

Executive Compensation

     The following table sets forth the aggregate compensation paid during the three years ended March 31, 1998 to the only person who served as a officer of the Corporation during fiscal 1998.



                                                                Summary Compensation Table
                                                                                      Long-Term Compensation
                                                                                -----------------------------------
                                                Annual Compensation                Awards             Payouts
                                         ----------------------------------     --------------    -----------------
                                                                                                        All
Name                                                                                                   Other
and                                                                                Options/           Compen-
Principal                                                       Salary               SARs              sation
Position                                      Year             ($)                    (#)               ($)
--------                                    --------           -------                ---               ---

James J. Fyfe(1)                             1998                 -0-                1,500               -0-
                                             1997                 -0-                1,500               -0-
                                             1996               $76,000               -0-                -0-


-----------------
(1) Mr. Fyfe became sole officer on March 6, 1996 following the resignations of Brian J. Baylis and Susan A.M. Crisp. His 1996 salary was paid to Mr. Fyfe by the former U.K. subsidiary.

     All officers hold office until the meeting of the Board following the next annual meeting of stockholders or until the earlier of their resignation or removal.

         If the Transaction is approved, Mr. San Antonio would become Chairman of the Board of the Corporation but would not be an employee of the Corporation. Mr. San Antonio would not be involved in the day-to-day operations of the Corporation. Mr. Hutchins would become President of the Corporation and would devote substantially all of his business time to managing the Corporation. He would receive an annual salary of $85,000 and would be eligible to receive a discretionary bonus in an amount, if any, determined by the Board of Directors.



                      OPTION/SAR Grants in Last Fiscal Year

                                Individual Grants
------------------------ ------------------ -------------------- ----------------- -----------------------
                             Number of             % of
                             Shares of             Total
                           Common Stock          Options/
                            Underlying             SARs
                             Options/           Granted to           Exercise
                               SARs              Employees           or Base
                              Granted            in Fiscal            Price              Expiration
Name                            (#)                Year               ($/Sh)                Date

James J. Fyfe                  1,500               100%               $.3125              May 2002



              Aggregated Options/SAR Exercises in Last Fiscal Year
                         and FY-End Options/SAR /Values
                                                                                                     Value of
                                                                              Number of             Unexercised
                                                                             Unexercised           In-the-Money
                                                                            Options/SARs           Options/SARs
                                                                            At FY-End (#)          At FY-End ($)
                           Shares Acquired                                  Exercisable/           Exercisable/
         Name              on Exercise (#)       Value Realized ($)         Unexercisable          Unexercisable
         ----              ---------------       ------------------         -------------          -------------

James J. Fyfe                    -0-                     -0-                0/3,000                0/0



Compensation of Directors

     Currently, directors who are not full-time members of management receive $300 per Board of Directors meeting attended, in addition to reimbursement of travel expenses. Such directors are also compensated for special assignments from time to time. No compensation for special assignments was paid in fiscal 1997 or 1998. No directors' fees are payable to employees of the Corporation who serve as directors.

     All directors receive options to purchase 1,500 shares of the Corporation's common stock each May under the Corporation's 1992 Stock Option Plan for Directors ("Director Option Plan"). In each of May 1997 and May 1996, Director Fyfe received options to purchase 1,500 shares at a price of $.4065 per share in 1996 and $.3125 per share in 1997. The Director Option Plan will continue whether or not Proposal 5 is adopted.

     Subject to approval of Proposal 5, effective April 30, 1998, each director who is not an officer or employee of the Corporation will be entitled to receive compensation of $2,500 per calendar quarter plus 500 shares of Common Stock per calendar quarter of board service. Outside directors would be compensated for committee service at $500 per calendar quarter plus 125 shares of Corporation stock per calendar quarter.

                                   PROPOSAL 2

                     PROPOSED AMENDMENT TO THE CORPORATION'S
                     CERTIFICATE OF INCORPORATION TO REDUCE
                          THE PAR VALUE OF COMMON STOCK

     The Corporation's Certificate of Incorporation presently provides that the authorized capital stock of the Corporation consists of 30,000,000 shares of Common Stock, par value $.10 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share. On February 27, 1997, the Corporation's Board of Directors approved, subject to the stockholders' approval, an amendment to the Corporation's Certificate of Incorporation to decrease the par value of the Common Stock to $.001 per share. Approval of this Proposal 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock on the Record Date. Accordingly, abstentions and broker non-votes will have the effect of a vote against Proposal 2.

     If the Transaction described in Proposal 3 below is approved, the Corporation will be required to issue 825,000 shares of the Corporation's Series B Convertible Redeemable Preferred Stock (described under Proposal 3). The par value of the Common Stock is being reduced to $0.001 to conform to the amounts being paid for the Series B Convertible Redeemable Preferred Stock pursuant to the Transaction, as each share of the Series B Convertible Redeemable Preferred Stock, par value of $0.01 per share, is convertible into ten (10) shares of Common Stock.

     The form of this proposed amendment to the Corporation's Certificate of Incorporation is annexed to this Proxy Statement as Exhibit A.

     A decrease of the par value of the Common Stock is required as a condition to the Transaction that is the subject of Proposal 3. If you vote FOR Proposal 3, you must also vote FOR Proposal 2. See "Proposal 3."


                                   PROPOSAL 3

          ISSUANCE OF SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK,
                  CHANGE IN CONTROL AND NEW BUSINESS OPERATIONS

     On March 4, 1998, the Corporation entered into a Stock Purchase Agreement ("Agreement"), conditioned upon the approval of the Corporation's stockholders, with Mr. Joel San Antonio and certain other individuals (the "Initial Purchasers") whereby the Initial Purchasers will acquire an aggregate of 765,000 shares of a newly created Series B Convertible Redeemable Preferred Stock, par value $.01 per share. Thereafter the Initial Purchasers will endeavor to establish for the Corporation new business operations in the insurance sector, more specifically the property and casualty specialty insurance markets. Mr. San Antonio, who has many years experience in these sectors, is in the process of exploring a number of specialty insurance opportunities for the development of new business operations. A copy of the Agreement is annexed to this Proxy Statement as Exhibit B. The description of the Agreement contained herein is supplemented by reference to the Agreement.

     The Agreement provides for Mr. San Antonio to subscribe for 710,000 shares of Series B Convertible Redeemable Preferred Stock at $0.10 per share, a total consideration of $71,000 and Messrs. Glime, Hutchins and Aber to subscribe for 25,000, 15,000 and 15,000 shares, respectively, of Series B Convertible Redeemable Preferred Stock at the same price per share. Pursuant to the Agreement, the Corporation will pay certain expenses of the Initial Purchasers in connection with the Transaction, which expenses are currently estimated to be approximately $50,000, for legal expenses. In addition, the Corporation would issue 50,000 shares of Series B Convertible Redeemable Preferred Stock to Alan Zuckerman as compensation for his assistance to the Corporation in the identification and review of business opportunities and this Transaction and for his assistance in bringing the Transaction to fruition. Additionally, the Corporation would issue 10,000 shares of Series B Convertible Redeemable Preferred Stock to James Fyfe for his work in bringing this Transaction to fruition. If Proposal 3 is approved, these issuances would dilute the voting rights of existing stockholders by approximately 57%.

     A majority of the votes cast by the holders of Common Stock is required for approval of this Proposal 3. Abstentions and shares underlying broker non-votes will not be counted as votes cast and accordingly will have no effect on this Proposal 3.

     Business Strategy

     If this Proposal is approved, Mr. San Antonio's initial goal will be to complete the development of a comprehensive strategic and operational business plan for the Corporation and to secure the services of a quality management team. In connection with this process, Mr. San Antonio has agreed to act as Chairman of the Corporation and Mr. Hutchins has agreed to act as President of the Corporation. The following description represents Mr. San Antonio's current plans for the Corporation, which are subject to change as business necessities require during the course of implementation. No assurances can be given that Mr. San Antonio will be successful in implementing his business plan as currently envisioned.

     Mr. San Antonio's plans for the Corporation involve having the Corporation enter into insurance and/or insurance-related businesses. The thrust of the Corporation will be to optimize spread of risk and seek "niche" business opportunities that do not fit what is often referred to in the industry as "mainstream" business. The Corporation may also explore opportunities for "fronting" insurance for service contract business and other property and casualty insurance business, whereby all or a portion of the risk of such policies written by the Corporation would be ceded to a reinsurer. As part of any such strategy the Corporation anticipates that it will reinsure heavily on a "quote share" or "pro-rata" basis with other operators with whom proposed new management has achieved successful business relationships in the past. In "quote share" or "pro-rata" reinsurance, one or more reinsurers bears an agreed upon proportion of the specified risk, rather than a fixed dollar amount of risk or the excess above a fixed dollar amount of risk.

     In connection with the implementation of these strategies, it may become necessary for the Corporation to become licensed in one or more states in order to enable it to conduct operations. No assurances can be given that the Corporation will be able to obtain such licenses.

     The Corporation does not presently anticipate dealing with insurance products in the worker's compensation, personal insurance or environmental insurance product areas. The Corporation presently anticipates that its marketing efforts in the property and casualty sectors of the insurance market will focus on operating on a conservative basis using both facultative and treaty reinsurance support to minimize its exposure. Facultative reinsurance generally involves a reinsurer agreeing to bear the risk of loss over a specified dollar amount for a specified risk. Treaty reinsurance generally involves a reinsurer agreeing to bear a portion of the risk associated with a specified category or "book" of business, and may be done on an excess or quote share basis. As part of this strategy, the Corporation may consider direct selling, brokerage and agency produced business and may evaluate potential opportunities to participate in the reinsurance sector of commercial property and casualty insurance on both a "quote share" and "excess" basis.

     The Corporation currently anticipates that business development and future market growth will be concentrated on "short tail" casualty business and package product lines, primarily focused in the retail/service industry marketplace. "Short tail" casualty business provides for coverage during the term of the policy or within a relatively short period, as distinguished from "long-tail" business, such as occurrence-based policies, in which the insurer is obligated to make payment, whether or not the policy has expired, as long as the insurable injury occurred during the term of the policy. Examples of "long tail" insurance include worker's compensation, medical malpractice and products liability insurance for products with long lives, such as automobiles and airplanes. The Corporation anticipates that it will seek short tail business because of the relatively greater availability of reinsurance and lower reinsurance costs, and the relatively greater certainty, predictability and ability to price policies and reinsurance policies associated with short tail business. An example of short-tail business on which the Corporation might concentrate is retail and wholesale products liability for consumer products that have limited useful lives. In addition the Company anticipates that it will provide package product lines, that is, insure service contracts for products that have a limited useful life on a claims made basis for a term of no greater than three years. If successfully developed, the customer base generated by these segments could become a source to seek out other property and casualty insurance business opportunities.

     As part of its overall business plan, the Corporation may pursue other and different business activities than those described above, but it has no current plans to do so.

     The description of the Corporation's proposed new business operations and intended strategy after the Transaction are forward-looking statements under
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or anticipated. Future events and actual results, financial and otherwise, could differ materially from those set forth in or contemplated by the forward-looking statements herein. Important factors that could contribute to such differences include changes in economic and market conditions, and regulatory changes in the insurance business, as well as the other factors described herein.

     Terms of Preferred Stock

     The following summarizes the terms of the Series B Convertible Redeemable Preferred Stock, which terms are more fully set forth in the Certificate of Designation annexed hereto as Exhibit C. The Series B Convertible Redeemable Preferred Stock would carry a zero coupon and each share of the Series B Convertible Redeemable Preferred Stock would be convertible into ten shares of the Corporation's Common Stock. The holder of a share of the Series B
Convertible Redeemable Preferred Stock would be entitled to ten times any dividends paid on the Common Stock. Mr. San Antonio would assume control of the Corporation as the holder of such 710,000 shares of Series B Convertible Redeemable Preferred Stock, since the Series B Convertible Redeemable Preferred Stock will have ten votes per share and vote as one class with the Common Stock. Accordingly, Mr. San Antonio, with over 49% of the voting power, will almost by himself have sufficient voting power to elect all of the Board of Directors. However, the Initial Purchasers of the Series B Convertible Redeemable Preferred Stock, including Mr. San Antonio, would be required to vote in favor of Mr. Fyfe or his designee as a director of the Corporation through June 30, 2000.

     Pursuant to the terms of the Agreement and the Certificate of Designation, from March 31, 2000 to June 30, 2000, the Corporation would have the right to repurchase or redeem such shares of Series B Convertible Redeemable Preferred Stock from the holders for a total consideration of $.10 per share ($76,500 in the aggregate) unless, during the period from the date of the closing of the Transaction through March 31, 2000:

          (i) the Corporation's shares of common stock maintain a minimum closing bid price of not less than $2 per share on a public market during a period of any 10 consecutive trading days, and either

          (ii) the Corporation raises a minimum of $2.5 million of new equity capital through a placement of Common Stock, or

          (iii)the Corporation has net revenues of at least $1 million in any fiscal quarter through the fiscal quarter ending March 31, 2000 (collectively, the "Trigger Conditions").

     Mr. Fyfe or the director designated by Mr. Fyfe will have the ability to determine if the Corporation will elect to exercise this redemption right on behalf of the Corporation.

     Each Series B Convertible Redeemable Preferred Share would be convertible into ten shares of Common Stock. Upon liquidation, the Series B Convertible Redeemable Preferred Stock would be junior to the Corporation's Series A Preferred Stock and would share ratably with the Common Stock with respect to liquidating distributions.

     There can be absolutely no assurance that any business plan implemented by Mr. San Antonio would be successful or that the Corporation would be successful in obtaining necessary licensing. Furthermore, while the Corporation would have the right to redeem the Series B

Convertible Redeemable Preferred Stock if such business plan is not successful (as measured by the Trigger Conditions), there can be absolutely no assurance that the Corporation would have sufficient funds to redeem the Series B Convertible Redeemable Preferred Stock or that the Corporation will not otherwise be damaged or insolvent if such business plan fails so that the redemption right would not be available or viable.

     An increase of the number of authorized shares is required as a condition to the Transaction. If you vote FOR Proposal 3, you must also vote FOR Proposal 2.


                                   PROPOSAL 4

                    1998 EMPLOYEE INCENTIVE STOCK OPTION PLAN

     The Corporation has adopted, subject to stockholder approval, the 1998 Employee Incentive Stock Option Plan (the "1998 Plan") to grant stock options to eligible employees (including employees serving on the Board of Directors) to enable the Corporation to compete successfully in attracting, motivating and retaining employees with outstanding abilities by making it possible for them to purchase shares of the Corporation's Common Stock on terms which will give them a direct and continuing interest in the future success of the Corporation. A majority of the votes cast by the holders of Common Stock is required for approval of this Proposal 4. Abstentions and shares underlying broker non-votes will not be counted as votes cast and accordingly will have no effect on Proposal 4. A copy of the 1998 Plan is annexed hereto as Exhibit D.

     Under the 1998 Plan, the maximum aggregate number of shares which may be issued under options is 300,000 shares of Common Stock. The aggregate fair market value (determined at the time the option is granted) of the shares for which incentive stock options are exercisable for the first time under the terms of the 1998 Plan by any eligible employee during any calendar year cannot exceed $100,000. The option exercise price of each option is 100% of the fair market value of the underlying stock on the date the option is granted, except that no option will be granted to any employee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any subsidiary unless (a) at the time the option is granted, the option exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option and (b) the option by its terms is not exercisable after the expiration of five years from the date such option is granted. At least one-half of the shares issued upon exercise of any option granted pursuant to the 1998 Plan must be retained by the optionee for at least one year.

     The 1998 Plan would be administered by a committee of disinterested directors of the Board of Directors of the Corporation ("Option Committee"). The Option Committee would have the power to interpret the 1998 Plan and to establish rules and regulations for its administration. The Option Committee may determine the number of shares, if any, optioned in each year, the employees to whom options are granted, the number of shares optioned to each employee selected and the term of the option granted. The Option Committee, in its sole discretion, would determine whether any particular stock options shall become exercisable in one or more installments, specify the installment dates, and, within the limitations provided in the 1998 Plan, specify the term during which any stock option is exercisable. However, no option may be exercised sooner than one year from the date of grant nor may an option be exercisable for a period longer than ten years from the date granted.

     Shares subject to options which for any reason expire or terminate without being exercised become available for other options under the 1998 Plan. Shares issued on exercise of options may be authorized but unissued shares, or shares reacquired and held in the Corporation's treasury. In the event of any change in the stock subject to the 1998 Plan as a result of change in par value, combination, split, reverse split, reclassification, distribution of a dividend payable in stock, or the like, appropriate adjustments will be made in the number of shares to be issued under options and the option price per share. In the event of merger, consolidation or similar transaction, the successor to the Corporation shall assume the Corporation's obligations with respect to outstanding options granted under the 1998 Plan.

     To accept an option under the 1998 Plan, an optionee must enter into a written Option Agreement which will contain such terms, provisions and conditions consistent with the 1998 Plan as may be determined by the Option
Committee from time to time. The Option Committee may permit payment of the option price for stock purchased under options in cash, in Common Stock or a combination thereof. A stock option shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee.

     The 1998 Plan also provides that if the optionee ceases to be an employee of the Corporation for any reason other than death or disability, stock options to the extent they were exercisable prior to the date of termination of employment shall expire on the earlier of the date provided in the option or the 30th day after the date of termination. If an optionee's employment terminates because of death or disability, stock options to the extent they were exercisable on the last date of employment shall expire on the earlier of the date provided in the option or the one year anniversary of optionee's death or, in the case of a disabled optionee, the one year anniversary of the date such optionee ceased employment. In the event an optionee dies while employed by the Corporation or any subsidiary, the optionee's estate, or any person to whom the option passes by will or by the laws of descent and distribution, may exercise the option to the extent it was exercisable by the optionee.

     The Board may not, without prior stockholder approval, amend the 1998 Plan to increase the maximum number of shares subject to option under such Plan, or modify the limitation on the maximum aggregate fair market value of stock for which options may be granted to any eligible employee in any calendar year. The 1998 Plan terminates on the tenth anniversary of its Effective Date (the date approved by stockholders) sooner terminated by the Board of Directors. However, termination will not adversely affect options previously granted.

     For federal tax purposes an optionee will not realize income at the time of exercise of an option if the optionee (i) holds the shares transferred under the option for a minimum of two years after the date the option is granted and for a minimum of one year after the shares are transferred to the optionee, and (ii) remains employed by the Corporation from the time the option is granted until three months before it is exercised. If an option is exercised after the death of an optionee by the estate of the decedent, or by a person to whom the option has passed under the laws of descent and distribution, no income will be realized at the time of exercise, regardless of whether or not the above two conditions are met. When an optionee who has met the two conditions sells or exchanges the shares issued under an option, the income realized will be taxed using applicable capital gain rates. However, when an optionee fails to meet either of the two conditions, part or all of the income realized will be taxed as ordinary income in the year of disposition, and the Corporation will be entitled to a corresponding deduction in the same year. Neither the Corporation nor any subsidiary may take a business deduction with respect to the grant or exercise of options.

     If the 1998 Plan is approved, the Board of Directors will terminate the Corporation's 1986 Stock Option Plan, as amended. There are currently no options outstanding under such plan.

                                   PROPOSAL 5
                     INDEPENDENT DIRECTORS COMPENSATION PLAN

     In order to be able to attract qualified independent directors in the future, the Corporation has adopted, subject to stockholder approval, the Independent Directors Compensation Plan, pursuant to which each director who is not an officer or employee would receive compensation of $2,500 plus 500 shares of the Corporation's Common Stock each quarter. If approved such Plan would be effective as of April 30, 1998.

     Independent directors will also continue to be eligible to receive stock options each year under the Director Option Plan at the rate of 1,500 options per year at fair market value. There are currently 3,000 options outstanding under such plan held by James Fyfe.

     A majority of the votes cast by the holders of Common Stock is required for approval of this Proposal 5. Abstentions and shares underlying broker non-votes will not be counted as votes cast and accordingly will have no effect on Proposal 4.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On July 20, 1995, the Corporation appointed Mahoney Cohen & Corporation, P.C. ("Mahoney Cohen") as the Corporation's independent auditors responsible for the audit of the Corporation's financial statements. This action was recommended by the Corporation's Audit Committee and approved by its Board of Directors. The Corporation had not consulted Mahoney Cohen regarding any accounting or financial reporting issues prior to that firm being retained by the Corporation.

     In connection with Mahoney Cohen's audit of the Corporation's financial statements for the fiscal year ended March 25, 1995, and in the subsequent interim period through on or about April 17, 1997 when the relationship was formally terminated and it resigned as the Corporation's independent auditors, there were no disagreements between Mahoney Cohen and the Corporation on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Mahoney Cohen, would have caused Mahoney Cohen to make reference to such matters in their report. Mahoney Cohen's report on the Corporation's financial statements for the fiscal year ended March 25, 1995 expressed an unqualified opinion on those financial statements based upon their audit, but included a paragraph noting a
"substantial doubt about the Corporation's ability to continue as a going concern" based upon the several matters summarized in such report.

     In February 1997 the Corporation appointed Simontacchi & Co., P.A. ("Simontacchi") as the Corporation's independent auditors responsible for the audit of the Corporation's financial statements. This action was approved by the Corporation's board of directors. The Corporation had not consulted Simontacchi regarding any accounting or financial reporting issues prior to that firm being retained by the Corporation.

     Simontacchi has audited the Corporation's financial statements for the fiscal year ended March 31, 1997. Simontacchi's report on the Corporation's financial statements for such fiscal year expressed an unqualified opinion on those financial statements based upon their audit, but included a paragraph noting a "substantial doubt about the Corporation's ability to continue as a going concern" based upon the several matters summarized in such report.

     Simontacchi  has  been  engaged  to  audit  the   Corporation's   financial
statements for the fiscal year ended March 31, 1998. Representatives of Simontacchi are expected to be present at the Annual Meeting of Stockholders, to make a statement, if they desire to do so, and to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended for inclusion in the Proxy Statement for the 1999 Annual Meeting of Stockholders must be received at the Corporation's principal executive offices, 272 Route 206 Bldg B#1.1, Flanders, New Jersey 07836 by December 28, 1998.


                                 OTHER BUSINESS

     The Annual Meeting of Stockholders is called for the purposes set forth in the Notice. The Board of Directors does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with his judgment on any such matter.

                          ANNUAL AND QUARTERLY REPORTS
                           INCORPORATION BY REFERENCE

     The Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the "1997 Annual Report") containing financial statements reflecting the financial position of the Corporation as of March 31, 1997 and March 31, 1996, and the results of operations and statements of cash flows for each of the three years in the period ended March 31, 1997, and the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997 (the

"Quarterly Report") containing interim unaudited financial statements, have been mailed with this proxy material to all stockholders. The 1997 Annual Report and the Quarterly Report are not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made except that the financial statements and management's discussion contained therein (at pages 10 to 35 of the Annual Report and Part I of the Quarterly Report) are incorporated herein by reference as if such pages were set forth herein in full.

         You are cordially invited to attend the Annual Meeting in person. Your participation in and discussion of the Corporation's affairs will be welcome.

                                          By Order of the Board of Directors



                                          James J. Fyfe, Vice President

                                                                    Exhibit A

                                    AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                           CORNICHE GROUP INCORPORATED

In order to reduce the par value of the Common Stock of the Corporation from $0.10 to $0.001 per share, the first paragraph of Article Fourth of the Certificate of Incorporation, as amended, of the Corporation is deleted and the following is substituted in lieu thereof:

                  FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is THIRTY FIVE MILLION (35,000,000) consisting of (i) Thirty Million (30,000,000) shares of Common Stock of the par value of $.001 per share and (ii) Five Million (5,000,000) shares of Preferred Stock of the par value of $0.01 per share.

                              (Changes in italics)

                                                                  Exhibit B






                            STOCK PURCHASE AGREEMENT


                           CORNICHE GROUP INCORPORATED

                                       ---

                                JOEL SAN ANTONIO
                               ROBERT H. HUTCHINS
                                  RONALD GLIME
                                    GLEN ABER

                               Dated March 4, 1998





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                                                                  Exhibit B

                            STOCK PURCHASE AGREEMENT


     STOCK PURCHASE AGREEMENT (the "Agreement") dated this 4th day of March, 1998, between Corniche Group Incorporated, a Delaware corporation (the "Corporation"), and the Initial Purchasers listed on Exhibit A, attached hereto (collectively the "Initial Purchasers" and each an "Initial Purchaser").

                              W I T N E S S E T H:

     SECTION 1. Issuance and Sale of Stock. Upon the terms and subject to all of the conditions set forth herein, the Corporation agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Corporation on the closing date (as defined in Section 7 hereof) (the "Closing Date") the number of shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), of the Corporation as set forth next to each Initial Purchaser's name on Exhibit A, attached hereto, having such rights, preferences and designations as are set forth in Exhibit B, attached hereto.

     SECTION 2. Consideration for Series B Preferred Stock. In consideration for the issuance and sale of the Series B Preferred Stock by the Corporation to the Initial Purchasers and the other transactions contemplated hereunder, on the Closing Date hereof Initial Purchasers shall pay to the Corporation the sum of $.10 per share or $76,500.00 in the aggregate (the "Purchase Price").

     SECTION  3.   Representations  and  Warranties  of  the  Corporation.   The
Corporation represents and warrants that:

     (a) Organization; Capital Stock. The Corporation is a corporation duly organized and existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being and contemplated to be conducted. The authorized capital stock of the Corporation consists of 30,000,000 shares of Common Stock, par value $.10 per share, which will be reduced to $.001 per share as part of the shareholder approval for this transaction (the "Common Stock") and 5,000,000 shares of Preferred Stock, par value $.01 per share, of which 1,000,000 shares have been designated as Series A Convertible Preferred Stock ("Series A Preferred Stock"). There are 6,105,231 shares of Common Stock and 893,908 shares of Series A Preferred Stock issued and outstanding which are the only shares of capital stock of the Corporation issued and outstanding on the date hereof. All of the issued and outstanding Common Stock and Series A Preferred Stock of the Corporation is duly authorized, validly issued, fully paid and non-assessable. There are 276,207 shares of Common Stock issuable, pursuant to presently outstanding options, warrants or other rights to purchase capital stock of the Corporation (whether or not presently exercisable) and there are no other options, warrants or other rights to purchase capital stock of the Corporation outstanding except that the Corporation has offered to sell 200,000 shares of Common Stock at $.50 per share. Except as set forth in the "SEC Documents" as defined below, there are no authorized, outstanding or existing:

          (i) proxies, voting trusts or other agreements or understandings with respect to the voting of any capital stock of the Corporation;

          (ii) securities convertible into or exchangeable for any capital stock of the Corporation other than the Series A Preferred stock;

          (iii) options, warrants or other rights to purchase or subscribe for any capital stock of the Corporation (whether or not presently exercisable), or securities convertible into or exchangeable for any capital stock of the Corporation other than as disclosed above except that the Corporation has offered to sell 200,000 shares of Common Stock at $.50 per share;

          (iv) pre-emptive rights or rights of first refusal of any holder of capital stock, or agreements of any kind relating to the issuance of any capital stock of the Corporation, any such convertible or exchangeable securities or any such options, warrants or rights; or

          (v) agreements that may obligate the Corporation to issue or purchase any of its securities.

     (b) Subsidiaries. Except as disclosed in the SEC Documents, the Corporation has no Subsidiaries. As used herein, the term "Subsidiary" means any corporation, limited liability company, partnership or other entity of which more than fifty percent (50%) of the shares of stock, or other ownership interests having ordinary voting power (including stock or such other ownership interests having such voting power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity, are at the time owned, directly or indirectly, through one or more intermediaries, or both, by the Corporation.

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     (c) Corporate Power,  etc. The Corporation  presently  conducts no business and has, since February 28, 1996, conducted no business.

     (d) Due Authorization; No Conflict. This Agreement has been duly authorized by all necessary corporate action of the Corporation except for shareholder approval as contemplated by Section 5(c) hereof. Neither this Agreement nor any of the transactions provided for herein conflicts with or violates (i) any provision of the Corporation's Certificate of Incorporation or By-laws, (ii) any agreement by which the Corporation, or any of its properties, is bound, (iii) any federal, state or local law, rule or regulation, except where such conflict or violation would not have a material adverse effect upon the transactions contemplated by this Agreement; or (iv) any judicial order. This Agreement is, when duly executed and delivered, binding on the Corporation, and enforceable against the Corporation in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and the effect of general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

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     (e) Series B Preferred Stock. The Series B Preferred Stock to be issued and sold pursuant to Section 1 hereof, and the Common Stock issuable upon conversion thereof, have been duly authorized, and in each case when issued by the Corporation will be fully paid and non-assessable (assuming payment by the Initial Purchasers of the consideration set forth in Section 2 hereof,) and free and clear of any lien, claim or right of any other person.

     (f) Financial Statements;  Undisclosed Liabilities

         (i) The balance sheet of the Corporation as of March 31, 1997, and the related statements of income, stockholders' equity and cash flows for the fiscal year ending March 31, 1997, have been certified by the Corporation's independent certified public accountants, and together with the balance sheet and the related statements of income and cash flows for the fiscal quarter ending
December 31, 1997, have been prepared in accordance with GAAP consistently applied, and present fairly the financial position of the Corporation as of such dates and the results of its operations for such periods. The Balance Sheet of the Corporation dated December 31, 1997 is herein called the "Balance Sheet," and December 31, 1997 is herein called the "Balance Sheet Date."

          (ii) As of the date hereof the Corporation does not have any liability of any nature (matured or unmatured, fixed contingent or otherwise) which is, individually or in the aggregate, material to the Corporation and which was not reflected on the Balance Sheet.

     (g) Material Adverse Change. Except as set forth on Schedule 3(g), since the Balance Sheet Date there has not been any change in the properties or financial condition of the Corporation, other than in the ordinary course of business, which individually or in the aggregate, has had or may reasonably be expected to have a material adverse effect on the properties or financial condition of the Corporation.

     (h) Litigation; No Default. Except as set forth in the SEC Documents, there are no claims, actions, suits, investigations or proceedings pending against or, to the knowledge of the Corporation, overtly threatened against the Corporation or the transactions contemplated by this Agreement, by any person, governmental body or agency or by any securities exchange or national securities association. Except as set forth there is not in existence any order, judgment or decree of any court, governmental authority or agency or arbitration board or tribunal enjoining the Corporation from taking, or requiring the Corporation to take, action of any kind with respect to the business of the Corporation. The Corporation is not in violation of any material laws or governmental rules or regulations, and is not in default under any contract or commitment to which it is a party or by which its assets are bound, which violation or default would have a material adverse effect on the operations of the Corporation as currently conducted.

     (i) Consents. No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person on the part of the Corporation is required in connection with the execution, delivery and performance of this Agreement, or the offer, issue, sale or delivery of the Series B Preferred Stock or the Common Stock issuable on conversion of the Series B Preferred Stock, except for shareholder approval contemplated by Section 5(c) hereof.

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     (j) Taxes.  The Corporation has delivered to Initial  Purchasers  copies of all federal and state income tax returns of the Corporation for the fiscal years ended March 25, 1995, March 31, 1996 and March 31, 1997. To the knowledge of the Corporation all income, gross receipts, ad valorem, sales, use, franchise, property employment and other tax returns required to be filed by the Corporation in any jurisdiction have in fact been filed, and are true and correct in all material respects, and all taxes, assessments, fees and other governmental charges upon the Corporation or upon any of its properties, income or franchises, which are due and payable have been paid. To the knowledge of the Corporation, the provisions for taxes on the books of the Corporation are adequate. The Corporation has not granted or agreed to any extension of the period of limitations with respect to any open tax year.

     (k) Disclosure. Taken as a whole, the representations and warranties by the Corporation contained herein, and all information contained in Securities and Exchange Commission ("SEC") forms 10-K, 10-Q, 8-K or other filings made by the Corporation, including, but not limited to, the draft Proxy Statement relating to approval of this transaction (which draft has been delivered to and reviewed by the Initial Purchasers) (the "SEC Documents"), do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements contained therein not misleading.

     SECTION 4. Representations and Warranties of the Initial Purchasers. The Initial Purchasers represent and warrant that:

     (a) Authority and Capacity. Each Initial Purchaser has the legal capacity to enter into this Agreement and to perform the transactions contemplated hereby.

     (b) Execution and Delivery. This Agreement and such other agreements and instruments required to be delivered hereby or executed in connection herewith, have been duly executed and delivered by each Initial Purchaser and when executed and delivered by the Corporation, will constitute, legal, valid and binding obligations of the Initial Purchasers enforceable against the Initial Purchasers in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and the effect of general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

     (c) Investment Intent. The Initial Purchasers are acquiring the Series B Preferred Stock for their own accounts, with no present intention of reselling or otherwise distributing the same. The Initial Purchasers understand and agree that they may dispose of the Series B Preferred Stock, or the Common Stock issuable upon conversion thereof, only in compliance with the Securities Act of 1933, as amended, and applicable state securities laws, as then in effect. The Initial Purchasers agree to the imprinting, so long as required by law, of a legend on certificates representing all of the shares of Series B Preferred Stock to be issued and any Common Stock issued upon conversion thereof to the following effect:

          "THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE
          NOT BEEN  REGISTERED  UNDER THE SECURITIES

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          ACT OF 1933, AS AMENDED,  OR THE SECURITIES LAWS OF ANY
          STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

     (d) Transfer; Pledge. The Initial Purchasers have not entered into any contracts, undertakings, agreements or arrangements with any person to sell, transfer or pledge to such person or anyone else the Series B Preferred Stock and have no present plans or intentions to enter into any such contracts, undertakings, agreements or arrangements.

     (e) Economic Risk. Each Initial Purchaser can bear the economic risk of losing his or her entire investment in the Series B Preferred Stock and is prepared to bear the economic risk of this investment for an indefinite time.

     (f) Overall Commitment. The overall commitment of any Initial Purchaser to investments which are not readily marketable is not disproportionate to his or her net worth, and an investment in the Series B Preferred Stock will not cause such overall commitment to become excessive. Each Initial Purchaser's need for diversification in his or her investment portfolio will not be impaired by an investment in the Corporation.

     (g) Short Term Liquidity. Each Initial Purchaser has adequate means of satisfying his or her short term needs for cash and has no present need for liquidity which would require him or her to sell his or her Series B Preferred Stock.

     (h) Sophisticated Investors. The Initial Purchasers are sophisticated investors and have substantial experience in making investment decisions of this type and/or are relying on their own advisors in making this investment decision and, therefore, either alone or together with their advisors, the Initial Purchasers have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Corporation.

     (i) Principal Address. The principal business address of each Initial Purchaser, or if the Initial Purchaser is an individual, his or her principal residence, is in the state indicated in the address set forth on Exhibit A. Unless otherwise indicated, all communications, contacts and discussions relating to the offering of the Series B Preferred Stock occurred in the state in which the undersigned maintains its office, or if the Initial Purchaser is an individual, in the state in which he or she maintains his or her residence.

     (j) No Conflict. The execution and delivery by the Initial Purchasers of this Agreement, the consummation of the transactions contemplated hereby, and the purchase and delivery of the Series B Preferred Stock, will not create any conflict of interest between the Initial Purchasers and Warrantech Corporation and, to the Initial Purchasers knowledge, will not violate any law, legal doctrine, rule or regulation which governs the relationship between the Initial Purchasers and Warrantech Corporation.

     (k) Proxy Information. The information provided in writing to the Corporation by the Initial Purchasers for the purpose of being included in the Corporation's Proxy Statement presently contemplated to be distributed as soon as practical after SEC review, if any, is, to the Initial Purchasers knowledge, true and correct as of the date hereof. Prior to the annual meeting to which the Proxy Statement relates, the Initial Purchasers agree to use all reasonable good faith efforts and take all actions necessary, proper or advisable to update such information and to advise the Corporation of any change or event which could reasonably be expected to render such information inaccurate, incomplete or misleading.

     SECTION 5. Conditions Precedent to Obligations of Initial Purchasers. The obligations of the Initial Purchasers under this Agreement are subject to and conditioned upon the satisfaction at or prior to the Closing of each of the following conditions:

     (a) Representations; Performance. The representations and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects at and as of the date hereof. The Corporation shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. The Corporation shall have delivered to the Initial Purchasers a certificate, dated the Closing Date and signed by duly authorized officers of the Corporation, to the foregoing effect and with respect to incumbency of officers and such other matters as Initial Purchasers may reasonably request.

     (b) Corporate Proceedings. All corporate and other proceedings of the Corporation in connection with this Agreement and the transactions contemplated hereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Initial Purchasers and their counsel, and the Initial Purchasers and their counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

     (c) Stockholder Approval. Prior to the Closing, the Corporation will have obtained stockholder approval of the transactions contemplated by this Agreement, including, without limitation, approval of any amendment to the Corporation's Certificate of Incorporation necessary to consummate the transactions contemplated by this Agreement, and for the issuance and sale of the Series B Preferred Stock to Initial Purchasers.

     (d) Stockholder Meeting. Prior to the Closing, a stockholders' meeting shall have been held and the transactions contemplated by this Agreement, including, without limitation, the approval of any amendment to the Corporation's Certificate of Incorporation, shall have been approved by the stockholders of the Corporation.

     (e) Certificate of Designation. Prior to the Closing, the Corporation will file with the Secretary of State of the State of Delaware a Certificate of Designation with respect to the Series B Preferred Stock in the form set forth in Exhibit B hereto.

     (f) Tender of the Series B Preferred Stock. The Series B Preferred Stock, as defined herein, shall be properly issued and tendered for delivery and sale to the Initial Purchasers at the Closing.

     (g) Legal Proceedings. There shall be no law, rule or regulation and no order shall have been entered and not vacated by a court or administrative agency of competent jurisdiction in any litigation, which (a) enjoins, restrains, makes illegal or prohibits consummation of the transactions contemplated hereby or (b) materially adversely affects the financial condition, results of operations, properties or assets, business or prospects of the Corporation; and, except as set forth on Schedule 3(h), there shall be no litigation pending before a court or administrative agency of competent jurisdiction, or threatened, seeking to do, or which, if successful, would have the effect of, any of the foregoing.

     (h) Other Documents. Corporation shall have delivered to the Initial Purchasers such other documents as the Initial Purchasers shall have reasonably requested.

     (i) Waiver. The Initial Purchasers may, in their sole and absolute discretion, waive or elect not to waive, any conditions precedent to the obligations of the Initial Purchasers.

     SECTION 6. Conditions Precedent to Obligations of Corporation. The obligations of the Corporation to deliver the Series B Preferred Stock on the Closing Date are subject to and conditioned upon the satisfaction at or prior to the Closing of each of the following conditions:

     (a) Representations; Performance. The representations and warranties of the Initial Purchasers contained in this Agreement shall be true and correct in all material respects at and as of the date hereof. The Initial Purchasers shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date. The Initial Purchasers shall have delivered to the Corporation a certificate, dated the Closing Date, to the foregoing effect.

     (b) Proper Authority; Corporate Proceedings. All authorization by the Initial Purchasers in connection with this Agreement and the transactions contemplated hereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Corporation, and the Corporation shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

     (c) Employment of Officers. Prior to the Closing, those Initial Purchasers listed on Exhibit C, attached hereto, shall have entered into Employment Agreements with the Corporation on terms mutually acceptable to the parties thereto.

     (d) Stockholder Approval. Prior to the Closing, the Corporation will have obtained stockholder approval of the transactions contemplated by this Agreement, including, without limitation, approval of any amendment to the Corporation's Certificate of Incorporation necessary to consummate the transactions contemplated by this Agreement, and for the issuance and sale of the Series B Preferred Stock to Initial Purchasers.

     (e) Stockholder Meeting. Prior to the Closing, a stockholders' meeting shall have been held and the transactions contemplated by this Agreement, including, without limitation, the approval of any amendment to the Corporation's Certificate of Incorporation, shall have been approved by the stockholders of the Corporation.

     (f) Certificate of Designation. Prior to the Closing, the Corporation will file with the Secretary of State of the State of Delaware a Certificate of Designation with respect to the Series B Preferred Stock in the form set forth in Exhibit B hereto.

     (g) Legal Proceedings. There shall be no law, rule or regulation and no order shall have been entered and not vacated by a court or administrative agency of competent jurisdiction in any litigation, which (a) enjoins, restrains, makes illegal or prohibits consummation of the transactions contemplated hereby or (b) materially adversely affects the financial condition, results of operations, properties or assets, business or prospects of the Corporation; and, except as set forth on Schedule 3(h), there shall be no litigation pending before a court or administrative agency of competent jurisdiction, or threatened, seeking to do, or which, if successful, would have the effect of, any of the foregoing.

     (h) Other Documents. Corporation shall have delivered to the Initial Purchasers such other documents as the Initial Purchasers shall have reasonably requested.

     (i)  Consents.  All  consents  needed  for  the  execution,   delivery  and
performance by the Initial Purchasers of this Agreement shall have been obtained.

     (j) Waiver. The Corporation may, in its sole and absolute discretion, waive or elect not to waive, any conditions precedent to the obligations of the Corporation.

     SECTION 7. The Closing. A closing of the transactions contemplated hereby shall be held at the offices of McCarter & English, 100 Mulberry Street, Newark, N.J. in accordance with the provisions hereof (the "Closing") and shall take place as promptly as practicable after satisfaction of the conditions precedent to closing set forth in Sections 5 and 6 of this Agreement, but in no event later than June 30, 1998 unless otherwise agreed by the parties hereto. The date of the Closing is referred to herein as the "Closing Date." At the Closing, the parties hereto will execute and deliver all documents and instruments necessary to effect the transfers provided for herein and not theretofore effected and to evidence their respective compliance with the provisions of this Agreement.

     SECTION 8. Covenants.

     (a) Covenants of the Corporation. The Corporation covenants and agrees that:

          (i) Maintenance of Existence, etc. The Corporation at all times will use its best efforts to do or cause to be done, all things necessary to maintain, preserve and renew its corporate existence.

          (ii) Stockholder Approval. The Corporation will duly call and give notice of a meeting of stockholders of the Corporation to be held approximately one month after the SEC review period of the preliminary proxy statement has been completed, for the purpose, among others, of obtaining stockholder approval for the amendment of the Corporation's Certificate of Incorporation, the issuance and sale of the Series B Preferred Stock to the Initial Purchasers, and the transactions contemplated hereby.

          (iii) Nomination of Directors. So long as any shares of the Series B Preferred Stock are outstanding, through June 30, 2000, the Corporation shall nominate James J. Fyfe ("Fyfe"), or a person designated by Fyfe, for election to the Corporation's Board of Directors.

          (iv) Conditions Precedent. The Corporation will take all action required to insure that the conditions precedent to the obligations of the Initial Purchasers contained in Section 5 hereof are satisfied in accordance with the terms set forth therein and herein.

          (v) Further Actions.

               (A) The Corporation agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby on the Closing Date.

               (B) The Corporation will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by the Corporation pursuant to applicable law in connection with this Agreement, the issuance and sale of the Series B Preferred Stock pursuant to this Agreement and the consummation of the other transactions contemplated hereby and thereby.

          (vi) Further Assurances. Following the Closing, the Corporation shall from time-to-time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the Initial Purchasers, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby.

     (b) Covenants of the Initial Purchasers. Each Initial Purchaser covenants and agrees that:

          (i) Election of Director. So long as any shares of the Series B Preferred Stock are outstanding, through June 30, 2000, the Initial Purchasers will vote in favor of James Fyfe or any other person nominated pursuant to paragraph 8(a)(iii) hereof for election to the Corporation's Board of Directors

          (ii) Conditions Precedent. The Initial Purchasers will take all action required to insure that the conditions precedent to the obligations of the Corporation contained in Section 5 hereof are satisfied in accordance with the terms set forth therein and herein.

          (iii) Further Actions.

               (A) The Initial Purchasers agree to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby on the Closing Date.

               (B) The Initial Purchasers will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by the Initial Purchasers pursuant to applicable law in connection with this Agreement, the issuance and sale of the Series B Preferred Stock pursuant to this Agreement and the consummation of the other transactions contemplated hereby and thereby.

          (iv) Further Assurances. Following the Closing, the Initial Purchasers shall from time-to-time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the Corporation, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby.

     SECTION 9. Survival. The representations and warranties set forth herein shall not survive the Closing.

     SECTION 10. Termination. This Agreement may be terminated and abandoned, at any time prior to Closing:

          (a) by mutual written agreement executed by the Initial Purchasers and the Corporation;

          (b) by the Initial Purchasers pursuant to written notice given in accordance with Section 12 hereof if any of the conditions specified in Section 5 shall not have been satisfied (or are incapable of being satisfied or waived) on or before June 30, 1998; or

          (c) by the Corporation pursuant to written notice given in accordance with Section 12 hereof if any of the conditions specified in Section 6 shall not have been satisfied (or are incapable of being satisfied or waived) on or before June 30, 1998.

     SECTION 11. Entire Agreement; Amendments. This Agreement (and the Schedules and Exhibits hereto) are intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the securities sold pursuant hereto. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof and thereof. No term, covenant, agreement or condition of this Agreement may be amended, or compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively), unless agreed to in writing by the Initial Purchasers and the Corporation.

     SECTION 12. Notices. All notices required or permitted hereunder shall be in writing and shall be sufficiently given if: (a) hand delivered (in which case the notice shall be effective upon delivery); (b) telecopied, provided that in such case a copy of such notice shall be concurrently sent by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective two days following dispatch); (c) delivered by Express Mail, Federal Express or other nationally recognized overnight courier service (in which case the notice shall be effective one business day following dispatch); or (d) delivered or mailed by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective three days following dispatch), to the parties at the following addresses and/or telecopier numbers, or to such other address or number as a party shall specify by written notice to the others in accordance with this Section 12.

     If to the Corporation:

                                            Corniche Group Incorporated
                                            272 Rte. 206, Bldg. B, #1.1
                                            Flanders, New Jersey  07836
                                            Attn:  James J. Fyfe

          with a copy to:

                                            Lowenstein, Sandler, Kohl,
                                              Fisher & Boylan, P.A
                                            65 Livingston Avenue
                                            Roseland, New Jersey 07068
                                            Attn: Alan Wovsaniker, Esq.

     If to Initial Purchasers:

                                            Joel San Antonio
                                            c/o Warrantech Corporation
                                            300 Atlantic Street
                                            Stamford, Connecticut  06901

          with a copy to:

                                            McCarter & English
                                            4 Gateway Center
                                            100 Mulberry Street
                                            Newark, New Jersey 07102
                                            Attn: Kenneth E. Thompson, Esq.

     SECTION 13. Sections and Counterparts. The section headings contained in this Agreement are for reference purposes only and shall not affect the interpretation of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement.

     SECTION 14. Governing Law. This Agreement shall be governed by the internal laws of the State of New Jersey without giving effect to the conflict of laws principles or rules thereof. Notwithstanding the foregoing, any transactions contemplated by this Agreement which are governed by the Delaware General Corporation Law shall remain governed thereby.

     SECTION 15. Expenses. Each party shall pay its own fees, costs and expenses in connection with this Agreement and the transactions contemplated thereby. Notwithstanding the foregoing, it is expressly agreed and understood that the Corporation will reimburse the Initial Purchasers for their reasonable legal and other expenses associated with the negotiation, execution and delivery of this Agreement and the investigation and consummation of the transactions contemplated hereby either (1) at Closing or (2) upon termination of this Agreement provided, however, that the Initial Purchasers' expenses will not be reimbursed if termination is due to (a) a breach by the Initial Purchasers or failure of the Initial Purchasers to perform any of their representations, covenants, and obligations hereunder or (b) failure to obtain any regulatory approval required for this transaction arising from the Initial Purchasers' actions, status or omissions or failure to provide information.

     SECTION 16. Remedies. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative of and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by Initial Purchasers or the Corporation shall not constitute a waiver of the right to pursue other available remedies.

     SECTION 17. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, administrators and personal representatives. No party may assign its rights under this Agreement without the written consent of the other party.

     SECTION 18. Schedules. Any fact, event, item or document disclosed by the Corporation on any Schedule hereto shall be deemed incorporated into each of the other Schedules attached hereto.

     SECTION 19. Knowledge. When use herein, the phrase "to the knowledge of" any person, "to the best knowledge of" any person or any similar phrase shall mean, (i) with respect to any individual, the actual knowledge of such person, and (ii) with respect to any corporation, the actual knowledge of any of the officers, directors or controlling persons of such corporation.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                                     CORNICHE GROUP INCORPORATED


                                                     By:/s/ James J. Fyfe

                                                     Name: James J. Fyfe
                                                     Title: Vice President


                                                     /s/ Joel S. Antonio
                                                     JOEL SAN ANTONIO


                                                    /s/ Robert H. Hutchins
                                                    ROBERT H. HUTCHINS


                                                    /s/ Ronald Glime
                                                    RONALD GLIME


                                                    /s/ Glen Aber
                                                    GLEN ABER

                                    EXHIBIT A

                               INITIAL PURCHASERS

Name and Address                                              Number of Shares

Joel San Antonio                                                   710,000
56 N. Stanwich Road
Greenwich, CT 06831

Robert H. Hutchins                                                  15,000
C/O Warrantech Automotive
1441 West Airport Freeway
Euless, TX 76040


Ronald Glime                                                        25,000
C/O Warrantech Automotive
1441 West Airport Freeway
Euless, TX 76040


Glen Aber                                                           15,000
1 Stratton Road
Purchase, NY 10577

                                    EXHIBIT B

                           CERTIFICATE OF DESIGNATION



     The Certificate of Designation is attached to the Proxy Statement as Exhibit C.

                                    EXHIBIT C

                              EMPLOYMENT AGREEMENTS

ROBERT H. HUTCHINS

                                                                 Exhibit C

                           CERTIFICATE OF DESIGNATION
                                       of
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       of
                           CORNICHE GROUP INCORPORATED
                       (Pursuant to Section 151 (g) of the
                        Delaware General Corporation Law)
                      -------------------------------------


It is hereby certified that:

     1. The name of the corporation is Corniche Group Incorporated (hereinafter called the "corporation").

     2. The Certificate of Incorporation of the corporation, as amended (the "Certificate of Incorporation") authorizes the issuance of 5,000,000 shares of Preferred Stock, par value $.01 per share, and expressly vests in the Board of Directors of the corporation the authority to issue any or all of said shares in one or more series and by resolution to fix the designation and number of shares of the class and series acted upon, the full or limited voting powers or the denial of voting powers, and the relative rights, preferences and limitations and other distinguishing characteristics of each such class and series to be issued.

     3. Pursuant to such authority, the following resolutions were duly adopted by the Board of Directors of the corporation as required by Subsection 151(g) of the Delaware General Corporation Law by unanimous consent on February 27, 1998 creating a series of Series B Convertible Preferred Stock.

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this corporation in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share, of the corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof (in addition to the provisions set forth in the Certificate of Incorporation, which are applicable to the Preferred Stock of all series) as follows:

                                 ARTICLE TWELFTH
                SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK,
                            PAR VALUE $.01 PER SHARE

          Section 1. Designation and Amount; Rank

          There is hereby established a series of preferred stock which is designated "Series B Convertible Redeemable Preferred Stock" (referred to herein as "Series B Convertible Redeemable Preferred Stock"). The number of shares which will constitute such series shall be Eight Hundred Twenty-Five Thousand (825,000). The Series B Convertible Redeemable Preferred Stock shall rank junior to the corporation's Series A $0.07 Convertible Preferred Stock with respect to the payment of dividends and to the distribution of assets upon liquidation, dissolution or winding up, and pari passu with the Common Stock.

          Section 2. Dividends.

          So long as any shares of the Series B Convertible Redeemable Preferred Stock are outstanding, no dividend shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to, or on a parity with, the Series B Convertible Redeemable Preferred Stock as to dividends or upon liquidation, dissolution or winding up, unless, in the case of Preferred Stock, the same dividend is declared, paid or set aside for payment on all outstanding shares of the Series B Convertible Redeemable Preferred Stock or in the case of Common Stock, ten times such dividend per share is declared, paid or set aside for payment on each outstanding share of the Series B Preferred Stock.

          Section 3. General, Class and Series Voting Rights.

          Except as otherwise provided by law, each share of the Series B Convertible Redeemable Preferred Stock shall have the same voting rights as ten
(10) shares of Common Stock and the holders of the Series B Convertible Redeemable Preferred Stock and the Common Stock shall vote together as one class on all matters.

          The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Convertible Redeemable Preferred Stock shall have been converted into Common Stock or shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

          Section 4. Redemption.

          (A) The shares of Series B Convertible Redeemable Preferred Stock are not redeemable prior to March 31, 2000. At any time on or after such date through June 30, 2000, the shares of Series B Convertible Redeemable Preferred Stock are redeemable, in whole or in part, at the option of the "Special Director" of the corporation, at the redemption price per share of $.10, if the "Trigger Conditions" have not been met.

          (B) For purposes of this paragraph, the "Trigger Condition" shall mean that:

                   (a) the closing bid prices of the Common Stock of the corporation as reported by Nasdaq (or otherwise as set forth below) is greater than $2.00 per share during a period of any ten (10) consecutive trading days and

                   (b) either

                    (i) the  corporation's  net revenues for any fiscal  quarter through the fiscal quarter ended March 31, 2000 are $1 million or more (as computed by the corporation's regular independent public accountants); or

                    (ii) the  corporation  has received net receipts of not less than $2.5 million from the sale of its Common Stock from the date hereof through March 31, 2000.

               For the purpose of any computation under the foregoing paragraph, the closing price per share of Common Stock on any date shall be the reported last sale price, regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange at such time, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if the Common Stock is not quoted on the Nasdaq National Market, the average of the closing bid prices on such day in the over-the-counter market as reported by Nasdaq or, if bid prices for the Common Stock on each such day shall not have been reported through Nasdaq, the average of the bid prices for such date as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected from time to time by the Board of Directors of the corporation for such purpose or, if no such quotations are available, the fair market value of the Common Stock as determined by a New York Stock Exchange member firm regularly making a market in the Common Stock selected from time to time by the Board of Directors of the corporation for such purpose.

          (C) For purposes of this paragraph, the "Special Director" mean James Fyfe or his successor as director of the corporation if such successor has been approved by Fyfe. So long as any shares of the Class B Preferred Stock are outstanding, through June 30, 2000, the corporation shall nominate to the Board of Directors Fyfe or, if Fyfe so determines, Fyfe's designee.

          (D) In the event the corporation shall elect to redeem the shares of Series B Convertible Redeemable Preferred Stock following the Trigger Condition, the corporation shall give notice to the holders of record of shares of the Series B Convertible Redeemable Preferred Stock being so redeemed, not less than 30 nor more than 60 days prior to such redemption, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the corporation, that said shares are being redeemed, provided that without limiting the obligation of the corporation hereunder to give the notice provided in this Section 5(D), the failure of the corporation to give such notice shall not invalidate any corporate action by the corporation. Each such notice shall state: (i) the redemption date; (ii) that all of the shares of Series B Convertible Redeemable Preferred Stock are to be redeemed; (iii) that the redemption price is $.10 per share; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that such holder does not have the right to convert such shares into Common Stock.

          (E) Notice having been mailed as aforesaid, from and after the applicable redemption date (unless default shall be made by the corporation in providing money for the payment of the redemption price), said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the corporation (except the right to receive from the corporation the redemption price) shall cease. Upon surrender of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the corporation shall so require and the notice shall so state), such shares shall be redeemed by the corporation at the redemption price aforesaid.

          (F) Any shares of Series B Convertible Redeemable Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors of the corporation.

         Section 5.        Conversion.

          (A) The holder of any share of Series B Convertible Redeemable Preferred Stock shall have the right, at such holder's option (but not if such share is called for redemption), exercisable on or after September 30, 2000, to convert such share into ten (10) fully paid and non-assessable shares of Common Stock (the "Conversion Rate"). The Conversion Rate shall be subject to adjustment as set forth below.

          (B) In order to exercise the conversion privilege, the holder of shares of Series B Convertible Redeemable Preferred Stock shall surrender the certificates representing such shares, accompanied by transfer instruments satisfactory to the corporation and sufficient to transfer the Series B Convertible Redeemable Preferred Stock being converted to the corporation free of any adverse interest, at any of the offices or agencies maintained for such purpose by the corporation ("Conversion Agent") and shall give written notice to the corporation at such Conversion Agent that the holder elects to convert such shares. Such notice shall also state the names, together with addresses, in which the certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. As promptly as practicable after the surrender of such shares of Series B Convertible Redeemable Preferred Stock as aforesaid, the corporation shall issue and shall deliver at such Conversion Agent to such holder, or on his written order, a certificate for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions hereof. Balance certificates will be issued for the remaining shares of Series B Convertible Redeemable Preferred Stock in any case in which fewer than all of the shares of Series B Convertible Redeemable Preferred Stock represented by a certificate are converted. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which shares of Series B Convertible Redeemable Preferred Stock shall have been so surrendered and such notice received by the corporation as aforesaid, and the persons in whose names any certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holders of record of the Common Stock represented thereby at such time, unless the stock transfer books of the corporation shall be closed on the date on which shares of Series B Convertible Redeemable Preferred Stock are so surrendered for conversion, in which event such conversion shall be deemed to have been effected immediately prior to the close of business on the next succeeding day on which such stock transfer books are open, and such persons shall be deemed to have become such holders of record of the Common Stock at the close of business on such later day. In either circumstance, such conversion shall be at the Conversion Rate in effect on the date upon which such share shall have been surrendered and such notice received by the corporation.

          (C) In the case of any share of Series B Convertible Redeemable Preferred Stock which is converted after any record date with respect to the payment of a dividend on the Series B Convertible Redeemable Preferred Stock and on or prior to the Dividend Payment Date related to such record date, the dividend due on such Dividend Payment Date shall be payable on such Dividend Payment Date to the holder of record of such share as of such preceding record date notwithstanding such conversion.

          (D) No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of any shares of Series B Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Series B Convertible Redeemable Preferred Stock, the corporation shall pay to the holder of such share of Series B Convertible Redeemable Preferred Stock an amount in cash (computed to the nearest cent, with one-half cent being rounded upward) equal to such fraction multiplied by the reported closing price (as defined above) of the Common Stock at the close of business on the day on which such share or shares of Series B Convertible Redeemable Preferred Stock are surrendered for conversion in the manner set forth above, or if such date is not a trading date, on the next succeeding trading date. If more than one certificate representing shares of Series B Convertible Redeemable Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Convertible Redeemable Preferred Stock represented by such certificates, or the specified portions thereof to be converted, so surrendered.

          (E) The Conversion Rate shall be adjusted from time to time as follows:

          (i) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock and the Series B Convertible Redeemable Preferred Stock is not similarly subdivided, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock and the Series B Convertible Redeemable Preferred Stock is not similarly subdivided, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (ii) Whenever the Conversion Rate is adjusted as herein provided, (x) the corporation shall promptly file with any Conversion Agent a certificate of a firm of independent public accountants setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment, and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (y) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be given by the corporation to any Conversion Agent and mailed by the corporation to each holder of shares of Series B Convertible Redeemable Preferred Stock at their last address as the same appears on the books of the corporation.

          (F) In case of any consolidation of the corporation with, or merger of the corporation into, any other entity (other than a merger or consolidation in which the corporation is the continuing corporation) or any sale or conveyance to another corporation of the property of the corporation as an entirety or substantially as an entirety, or in the case of a statutory exchange of securities with another corporation, or any reclassification of shares, the Conversion Rate shall not be adjusted but each holder of a share of Series B Convertible Redeemable Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property which such holder would have owned or have been entitled to receive immediately after such consolidation, merger, sale, conveyance, exchange or reclassification had such share of Series B Convertible Redeemable Preferred Stock been converted immediately prior to such consolidation, merger, sale, conveyance, exchange or reclassification. Provision shall be made in any such consolidation, merger, sale, conveyance, exchange or reclassification for adjustments in the Conversion Rate which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section (E). The above provisions shall similarly apply to successive consolidations, mergers, sales, conveyances, exchange or reclassification.

     For purposes of this Section 5, "Common Stock" includes any stock of any class of the corporation which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation and which is not subject to redemption by the corporation. However, subject to the provisions of paragraph (F) above, shares issuable on conversion of shares of Series B Convertible Redeemable Preferred Stock shall include only shares of the class designated as Common Stock of the corporation on the date of the initial issuance of Series B Convertible Redeemable Preferred Stock by the corporation, or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation and which are not subject to redemption by the corporation.

     In case:

          (i) the corporation shall declare a stocks split, stock dividend (or any other distribution) on its Common Stock that would cause an adjustment to the Conversion Rate of the Series B Convertible Redeemable Preferred Stock pursuant to the terms of subparagraph (i) of Paragraph (E) above; or

          (ii) of any reclassification of the Common Stock of the corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the corporation is a party and for which approval of any stockholders of the corporation is required, or of the sale or conveyance, of the property of the corporation as an entirety or substantially as an entirety; or

          (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the corporation;

then the corporation shall cause to be filed with any Conversion Agent, and shall cause to be mailed to all holders of shares of Series B Convertible
Redeemable Preferred Stock at each such holder's last address as the same appears on the books of the corporation, at least 20 days (or 10 days in any case specified in clause (i) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, share exchange, sale, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, conveyance, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (i) through (iii) above.

          The corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of shares of Series B Convertible Redeemable Preferred Stock pursuant hereto; provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the shares of Series B Convertible Redeemable Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the satisfaction of the corporation, that such tax has been paid.

          The corporation covenants that all shares of Common Stock which may be delivered upon conversions of shares of Series B Convertible Redeemable Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any pre-emptive rights. The corporation further covenants that, if necessary, it shall reduce the par value of the Common Stock so that all shares of Common Stock delivered upon conversion of shares of Series B Convertible Redeemable Preferred Stock are fully paid and non-assessable.

          The corporation covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued shares of Common Stock or its issued shares of Common; Stock held in its treasury, or both, for the purpose of effecting conversions of shares of Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series B Convertible Redeemable Preferred Stock not theretofore converted. For purposes of this reservation of Common Stock, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series B Convertible Redeemable Preferred Stock shall be computed as if at the time of computation all outstanding shares of Series B Convertible Redeemable Preferred Stock were held by a single holder. The issuance of shares of Common Stock upon conversion of shares of Series B Convertible Redeemable Preferred Stock is authorized in all respects.

          Section 6. Liquidation.

          In the event of any voluntary or involuntary dissolution, liquidation or winding up of the corporation (for the purposes of this Section 6, a "Liquidation"), after any distribution of assets is made to the holders of the Series A Preferred Stock and any other class or series of stock that ranks prior to the Series B Convertible Redeemable Preferred Stock in respect of distributions upon the Liquidation of the corporation, the holder of each share of Series B Convertible Redeemable Preferred Stock then outstanding shall be entitled to be paid out of the assets of the corporation available for distribution to its stockholders, an amount on a pari passu basis equal to ten times the amount per share distributed to the holders of the Common Stock.

          The voluntary sale, conveyance, lease, exchange or transfer of the property of the corporation as an entirety or substantially as an entirety, or the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into the corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the corporation, shall not be deemed to be a Liquidation of the corporation for the purposes of the Section 6 (unless in connection therewith the Liquidation of the corporation is specifically approved).

          The holder of any shares of Series B Convertible Redeemable Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section 6 until such holder shall cause to be delivered to the corporation (i) the certificate or certificates representing such shares of Series B Convertible Redeemable Preferred Stock and (ii) transfer instrument or instruments satisfactory to the corporation and sufficient to transfer such shares of Series B Convertible Redeemable Preferred Stock to the corporation free of any adverse interest. As in the case of the redemption price, no interest shall accrue on any payment upon Liquidation after the due date thereof.

          After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of the Series B Convertible Redeemable Preferred Stock will not be entitled to any further participation in any distribution of assets by the corporation.

          Section 7. Payments.

          The corporation may provide funds for any payment of the redemption price for any shares of Series B Convertible Redeemable Preferred Stock or any amount distributable with respect to any Series B Convertible Redeemable Preferred Stock under Section 6 hereof by depositing such funds with a bank or trust company selected by the corporation having a net worth of at least $50,000,000 and organized under the laws of the United States or any state thereof, in trust for the benefit of the holder of such shares of Series B Convertible Redeemable Preferred Stock under arrangements providing irrevocably for payment upon satisfaction of any conditions to such payment by the holder of such shares of Series B Convertible Redeemable Preferred Stock which shall reasonably be required by the corporation. The corporation shall be entitled to make any deposit of funds contemplated by this section 7 under arrangements designated to permit such funds to generate interest or other income for the corporation, and the corporation shall be entitled to receive all interest and other income earned by any funds while they shall be deposited as contemplated by this section 7, provided that the corporation shall maintain on deposit funds sufficient to satisfy all payments which the deposit arrangement shall have been established to satisfy if the conditions precedent to the disbursement of any funds deposited by the corporation pursuant to this Section 7 shall not have been satisfied within two years after the establishment of the trust for such funds, then (i) such funds shall be returned to the corporation upon its request; (ii) after such return, such funds shall be free of any trust which shall have been impressed upon them; (iii) the person entitled to the payment for which been originally intended shall have the right to look only to the corporation for such payment, subject to applicable escheat laws; and (iv) the trustee which shall have held such funds shall be relieved of any responsibility for such of such funds to the corporation.

          Any payment which may be owed for the payment of the redemption price for any shares of Series B Convertible Redeemable Preferred Stock pursuant to
Section 4 or the payment of any amount distributable with respect to the shares of Series B Convertible Redeemable Preferred Stock under Section 6 shall be deemed to have been "paid or properly provided for" upon the earlier to occur of: (i) the date upon which funds sufficient to make such payment shall be deposited in a manner contemplated by the preceding paragraph or (ii) the date upon which a check payable to the person entitled to receive such payment shall be delivered to such person or mailed to such person at the address of such person then appearing on the books of the corporation.

          Section 8. Status of Reacquired Shares.

          Shares of Series B Convertible Redeemable Preferred Stock issued and reacquired by the corporation shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, subject to later issuance.

          Section 9. Preemptive Rights.

          Holders of shares of Series B Convertible Redeemable Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the corporation.

                  Section 10.       Legal Holidays.

                  In any case where any Dividend Payment Date, redemption date or the last date on which a holder of Series B Convertible Redeemable Preferred Stock has the right to convert such holder's shares of Series B Convertible Redeemable Preferred Stock shall not be a Business Day (as defined below), then (notwithstanding any other provision of this Certificate of Designation of the Series B Preferred Stock) payment of a dividend due or a redemption price or conversion of the shares of Series B Convertible Redeemable Preferred Stock need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Dividend Payment Date or redemption date or the last day for conversion, provided that, for purposes of computing such payment, no interest shall accrue for the period from and after such Dividend Payment Date or redemption date, as the case may be. As used in this Section 10, "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

          FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said Series B issue of Preferred Stock and fixing the number, voting rights, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation of the corporation pursuant to the provisions of Sections 104 and 151 of the General Corporation Law of the State of Delaware.

          FURTHER RESOLVED, that the effective time and date of the series herein certified shall be _________________ __, 1998.

          IN WITNESS WHEREOF, CORNICHE GROUP INCORPORATED has caused this certificate to be signed by its President, this ___ day of May, 1998.

                                                  CORNICHE GROUP INCORPORATED


                                                  By:___________________________
                                                                     , President

                                                             Exhibit D

                           CORNICHE GROUP INCORPORATED

                        1998 EMPLOYEES STOCK OPTION PLAN


          I. Purpose of Plan

          The Purpose of this Plan is to enable Corniche Group Incorporated (the "Corporation") to compete successfully in attracting, motivating and retaining employees with outstanding abilities by making it possible for them to purchase shares of the Corporation's Common Stock on terms which will give them a direct and continuing interest in the future success of the Corporation's business.

          II. Definitions

          "Board" means the Board of Directors of the Corporation.

          "Code" means the United States Internal Revenue Code, as amended.

          "Effective   Date"  means  the  date  the  Plan  is  approved  by  the
shareholders of the Corporation.

          "Employee" means a person, including an officer or an employee member of the Board, who is regularly employed on a salary basis by the Corporation or its subsidiary companies.

          "Incentive Stock Option" means an option granted under this Plan which the Option Committee intends, at the time it is granted, to be an incentive stock option within the meaning of Section 422(a) of the Code.

          "Optionee" means a person to whom an Incentive Stock Option has been granted under this Plan which has not expired or been fully exercised or surrendered.

          "Plan" means the Corporation's 1998 Employees Stock Option Plan.

          "Share" means a share of common stock of the Corporation.

          III. Limits on Options

          The total number of Shares with respect to which Incentive Stock Options may be granted under this Plan shall not exceed in the aggregate 300,000 Shares. The number of Shares previously optioned and not theretofore delivered and the option prices therefor shall likewise be appropriately adjusted whenever the number of issued Shares is increased or reduced by any procedure after the date or dates on which such Shares were optioned. Shares covered by

Incentive Stock Options which have expired or which have been surrendered or forfeited may again be optioned under this Plan.

          No Incentive Stock Option shall be granted to any Employee who immediately after such option is granted, owns capital stock of the Corporation possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Corporation unless the option price at the time such Incentive Stock Option is granted is at least 110 percent of the fair market value of the Shares subject to the Incentive Stock Option and such Incentive Stock Option is not exercisable by its terms after the expiration of 5 years from the date of its grant.

          The aggregate fair market value (determined as of the date of grant) of each Incentive Stock Option granted to an Employee with respect to which such option is exercisable for the first time by such Employee during any calendar year shall not exceed $100,000.

          IV. Granting of Options

          The Option Committee (as defined below) is authorized to grant options pursuant to this Plan to selected Employees beginning on the Effective Date. The number of Shares, if any, optioned in each year, the Employees to whom Incentive Stock Options are granted, the number of Shares optioned to each Employee selected and the term of the Incentive Stock Option shall be wholly within the discretion of the Option Committee, subject to terms and conditions set forth in this Plan.

          V. Terms of Stock Options

          Subject to Section III hereof, the terms of Incentive Stock Options granted this Plan shall be as follows:

                  A. The option exercise price shall be fixed by the Option Committee but shall in no event be less than 100% of the fair market value of the Shares subject to option on the date the Incentive Stock Option is granted.

                  B. Incentive Stock Options shall not be transferable other than by will or by the laws of descent and distribution. No Incentive Stock Option shall be exercisable by any person other than the Optionee during such Optionee's lifetime.

                  C. Each Incentive Stock Option shall expire and all rights thereunder shall end at the expiration of such period (which shall not be more than ten years) after the date on which it was granted as shall be fixed by the Option Committee, subject to all cases to earlier expiration as provided in subsections D and E of this Section 5 in the event of termination of employment or death.

                  D.  During the  lifetime of an Optionee  his  Incentive  Stock
                  Option shall be exercisable only by him and only while continuously employed by the Corporation, or within 30 days of termination of employment for any reason or one year after termination of employment if the Optionee is disabled within the meaning of

                  Section 22(e)(3) of the Code (but not later than the end of the period fixed by the Option Committee in accordance with the provisions of subsection (c) of this Section 5), but only if and to the extent the Incentive Stock Option was exercisable by him on the last day of such employment and only if he has not engaged in any conduct that directly or indirectly adversely affects the Corporation.

                  E. If an Optionee dies within a period during which his Incentive Stock Option could have been exercised by him, his Incentive Stock Option may be exercised within one year after his death (but not later than the end of the period fixed by the Option Committee in accordance with the provisions of subsection (c) of this Section 5) by those entitled under his will or the laws of descent and distribution, but only if and to the extent such Incentive Stock Option was exercisable by him immediately prior to his death.

                  F. Subject to the foregoing terms and to such additional terms regarding the exercise of the Incentive Stock Options as the Option Committee may fix at the time of grant, Incentive Stock Options may be exercised in whole at one time or in part from time to time.

                  G. No Incentive Stock Option granted hereunder may be exercised prior to the expiration of one year from the date of grant.

                  H. Incentive Stock Options granted pursuant to this Plan shall be evidenced by an agreement in writing setting forth the material terms and conditions of the grant, including, but not limited to, the number Shares subject to option.

          VI. Recapitalization and Reorganization of the Corporation

          A. The aggregate number of Shares subject to option under this Plan will be appropriately adjusted if the number of issued Shares of the Corporation is increased or reduced by change in par value, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like after the Effective Date.

          B. In the event that the Corporation is succeeded by another corporation in reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation shall assume the obligations regarding the outstanding options granted under this Plan or shall substitute new options for them, with such modification by the successor corporation as may be necessary continue their status or the status of the substituted Incentive Stock Options as incentive stock options for purposes of the Code.

          VII. Delivery of Payment for Shares

          No Shares shall be delivered upon the exercise of an Incentive Stock Option until the option price has been paid in full, and if required by the Option Committee, no Shares will be delivered upon the exercise of an Incentive Stock Option until the Optionee has given the Corporation (a) a satisfactory written statement that he is purchasing the Shares as an investment and not with a view to the sale or distribution of any of such Shares, and (b) a written agreement not to sell any Shares received upon the exercise of the Incentive Stock Option or any other Shares of the Corporation that he may then own or thereafter acquire except either (i) in compliance with the Securities
Act of 1933, as amended (provided that the Corporation shall be under no obligation to register either the Plan, or any securities obtained by the Optionee pursuant thereto, with the Securities and Exchange Commission), or (ii) with the prior written approval of the Corporation. Payment for Shares received pursuant to the exercise of an option may be made either in cash or certified check, or Shares, or any combination thereof at the election of the Optionee. If payment is made in Shares at the election of the Optionee, the value of the Shares received by the Corporation shall be their fair market value.

          VIII. Transfer of Shares Upon Exercise of Options

          In the event that the Shares are registered under the Securities Act of 1933, as amended, the Optionee may not sell more than 50% of the Shares acquired upon exercise of an Incentive Stock Option within the first year following such exercise, and shall be permitted to sell all of such Shares thereafter. The certificate(s) issued reflecting such Shares shall bear a legend substantially as follows:

                  No more than 50% of the shares represented by this certificate may be sold within one year following the date of original issue thereof. All of such shares may be sold thereafter.

          IX. Continuation of Employment

          Neither this Plan nor any Incentive Stock Option granted hereunder shall confer upon any Employee any right to continue in the employ of the Corporation or limit in any respect the right of the Corporation to terminate his employment at any time.

          X. Administration

          This Plan shall be administered by a committee ("Option Committee") of two (2) or more of Non-Employee Directors, as that term is defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended, who will have sole discretion in deciding the timing, pricing and amount of the grant or award. In addition, the Option Committee shall interpret the Plan and make all other determinations necessary or advisable for its administration, including such rules and regulations and procedures as it deems applicable. In the event of a disagreement as to the interpretation of this Plan or any amendment hereto or any rule, regulation or procedure hereunder or as to any right or obligation arising from or related to this Plan, the decision of the Option Committee shall be final and binding upon all persons in interest, including the Corporation and its shareholders.

          XI. Reservation of Shares

          Shares delivered upon the exercise of an option shall, in the discretion of the Option Committee, be either Shares heretofore or hereafter authorized and then unissued, or previously issued shares heretofore or hereafter acquired through purchase in the open market or otherwise, or some of each. The Corporation shall be under no obligation to reserve or to retain in its treasury any particular number of Shares at any time, and no particular Shares, whether unissued or held as treasury Shares, shall be identified as those optioned under this Plan.

          XII. Amendment of Plan

          The Board without further action by the shareholders may amend this Plan from time to time as it deems desirable and shall make any amendments which may be required so that options intended to be incentive stock options (within the meaning of Section 422(a) of the Code) shall at all times continue to be incentive stock options for purpose of the Code; provided that no such amendment shall increase the maximum number of Shares for which Incentive Stock Options may be granted, reduce the minimum option price, extend the option period with respect to any Incentive Stock Option, permit the granting of Incentive Stock Options to anyone other than as provided in the Plan, or allow administration of the Plan in a manner violative of Rule 16b-3.

          XIII. Termination of the Plan

          This Plan shall terminate ten (10) years from the Effective Date. The Board may, in its discretion, terminate this Plan at any time prior to such date, but such termination shall not deprive Optionees of their rights under their options.

          XIV. Effective Date

          This Plan shall become effective upon its adoption by the shareholders of Corporation, by a majority of the votes cast at a meeting duly held.

                                                               Exhibit 99.1
                                Exhibit 99.1 - 1

                          CORNICHE GROUP INCORPORATED.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 1998



          The undersigned hereby appoints James Fyfe as attorney and proxy, with power of substitution, to vote on behalf of the undersigned at the Corniche Group Incorporated 1998 Annual Meeting of Stockholders to be held on May 18, 1998 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of 1998 Annual Meeting of Stockholders and Proxy Statement, both of which have been received by the undersigned.


          This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the board's nominees for director and FOR each matter presented.

          PLEASE INDICATE YOUR VOTE FOR THE ELECTION OF DIRECTORS ON THE OTHER SIDE. The nominees are: James Fyfe, Joel San Antonio, Robert Hutchins, Ronald Glime, and Glen Aber.

           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

PLEASE MARK BOXES  IN BLUE OR BLACK INK

1.   Election of 5 directors.

For all nominees                 Against all nominees                Exception*

* To withhold authority for individual nominees, print nominee's name on the line below and check Exception Box.
------------------------------------

2. Approval of the proposed reduction of the par value of the Corporation's Common Stock from $.10 to $.001 per share.

For                             Against                               Abstain

3. Approval of the proposed transaction whereby (a) a new series of Series B Preferred Stock, $.01 par value per share, will be created, (b) 825,000 shares of Series B Convertible Redeemable Preferred Stock will be issued to certain individuals, including 710,000 shares to Joel San Antonio, and (c) Mr. San Antonio will obtain control of the Corporation, with the intent to cause it to enter into certain segments of the insurance business.


For                             Against                               Abstain

4.   Approval of the 1998 Corniche Employees Stock Option Plan.

For                             Against                               Abstain

5.   Approval of the Corniche Independent Directors Compensation Plan.

For                             Against                               Abstain

If you have noted an address change or comments on either side of this card, mark here:

Dated: _________________________, 1998

-------------------------------------
Please sign this proxy and return it promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you attend.

Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc.

For an account in the name of two or more persons, each should sign, or if one signs, he or she should attach evidence of authority.

             PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.